Exhibit 10.2

FIRST AMENDMENT TO

CLASS C PROFITS INTEREST UNITS AGREEMENT

THIS FIRST AMENDMENT TO DIGITAL REALTY TRUST, INC. & DIGITAL REALTY TRUST, L.P. CLASS C PROFITS INTEREST UNITS AGREEMENT (this “Amendment”), is made as of July 25, 2011, by and between Digital Realty Trust, Inc., a Maryland corporation (the “Company”), Digital Realty Trust, L.P., a Maryland limited partnership (the “Partnership”), and Richard A. Magnuson (the “Grantee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Profits Interest Units Agreement (as defined below).

WHEREAS, pursuant to the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended (the “Plan”), and that certain Class C Profits Interest Units Agreement (the “Profits Interest Agreement”), dated as of May 2, 2007, between the Company, the Partnership and the Grantee, the Partnership granted the Grantee an Outperformance Award which represents 100,848 Class C Profits Units of the Partnership (the “Class C Units”);

WHEREAS, as of August 7, 2011, the Outperformance Award remains outstanding and unvested with respect to 15,129 Class C Units (the “Unvested Units”); and

WHEREAS, the Company, the Partnership and the Grantee desire to amend the Profits Interest Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Profits Interest Agreement as follows:

1. The Profits Interest Agreement shall be subject to the following provision:

Notwithstanding any provision in the Profits Interest Agreement to the contrary, the Unvested Units shall become fully vested on August 7, 2011.

2. This Amendment shall be and is hereby incorporated in and forms a part of the Profits Interest Agreement.

3. All other terms and provisions of the Profits Interest Agreement shall remain unchanged except as specifically modified herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

DIGITAL REALTY TRUST, INC.,
a Maryland corporation

By:	/s/ Joshua A. Mills
Name:	Joshua A. Mills
Title:	Senior Vice President, General Counsel & Assistant Secretary

DIGITAL REALTY TRUST, L.P.,
a Maryland limited partnership

By:	Digital Realty Trust, Inc., a Maryland corporation
Its:	General Partner

By:	/s/ Joshua A. Mills
Name:	Joshua A. Mills
Title:	Senior Vice President, General Counsel & Assistant Secretary

GRANTEE

/s/ Richard A. Magnuson
Richard A. Magnuson

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